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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02699
AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 2500 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 6/30/11
Explanatory Note:
     The Registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR for the period ended June 30, 2011, originally filed with the Securities and Exchange Commission on September 2, 2011 (Accession Number 0000950123-11-082327). The purpose of this amendment is to supplement Item 1 “Reports to Stockholders” with respect to the Invesco Van Kampen U.S. Mortgage Fund (the “Fund”).
     Item 1 (as supplemented herein), Items 2 through 11 and Item 12(a)(1) to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on September 2, 2011 (Accession Number 0000950123-11-082327).

Item 1. Reports to Stockholders.

Invesco Van Kampen U.S. Mortgage Fund
Supplement dated December 9, 2011 to
Semiannual Report to shareholders dated June 30, 2011
This Supplement revises information contained in the Semiannual Report to shareholders listed above and should be read in conjunction with the Semiannual Report to shareholders.
The following information replaces in its entirety the two tables appearing under the heading “Fund Performance — Performance Summary” and “Fund Performance — Performance Average Annual Total Returns”:
Fund Performance
Performance summary*
Fund vs. Indexes
Cumulative total returns, 12/31/10 to 6/30/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.46%
Class B Shares	2.01
Class C Shares	2.08
Class Y Shares	2.58
Institutional Class Shares	2.61
Bank of America Merrill Lynch 1-10 Year Treasury Index[1] (Broad Market Index)	2.27
Barclays Capital U.S. Mortgage Backed Securities Index[1] (Style-Specific Index)	2.87
As of 6/30/11, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	7.02%
10 Years	3.80
5 Years	3.62
1 Year	-1.54

Class B Shares
Inception (8/24/92)	4.72%
10 Years	3.66
5 Years	3.47
1 Year	-2.48

Class C Shares
Inception (8/13/93)	4.03%
10 Years	3.50
5 Years	3.83
1 Year	1.57

Class Y Shares
Inception (9/25/06)	4.51%
1 Year	3.52

Institutional Class Shares
10 Years	4.33%
5 Years	4.68
1 Year	3.57

[1]	Lipper Inc.
The Bank of America Merrill Lynch 1-10 Year Treasury Index is an unmanaged index tracking U.S. Treasury securities with maturities between 1 and 9.99 years.
     The Barclays Capital U.S. Mortgage Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

*	The Performance Summary and Average Annual Total Returns are new numbers, as a result of revised Net Asset Values per share as of June 30, 2011, of $13.06, $12.98, $12.97, $13.10 and $13.10 of Class A, Class B, Class C, Class Y, and Institutional Class shares, respectively.

ITEM 12.	EXHIBITS.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 9, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 9, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: December 9, 2011

EXHIBIT INDEX

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.